SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 1999

                             COWLITZ BANCORPORATION
             (Exact name of registrant as specified in its charter)

      WASHINGTON                    0-23881                91-152984
(State or other jurisdiction  (Commission File No.)      (IRS Employer
   of incorporation)                                  Identification No.)

                 927 Commerce Avenue, Longview, Washington 98632
                    (Address of principal executive office)

                                 (360) 423-9800
               (Registrant's telephone number including area code)

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.1 Press Release dated September 14, 1999 regarding transaction with Northern Bank of Commerce.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COWLITZ BANCORPORATION


                                      By:  /s/ Charles Jarrett
                                           Charles Jarrett
                                           President